1 0 . 2 3 . 2 5 Earnings Release Supplemental Information 3rd Quarter 2025

2 Safe Harbor Forward Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, such as statements about our future plans, objectives, expectations, financial performance, and continued business operations. The words "believe," "expect," "anticipate," "project," "estimate," "budget," "continue," "could," "intend," "may," "plan," "potential," "predict," "seek," "should," "will," "would," "objective," "forecast," "goal," "guidance," "outlook," "effort," "target," and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The statements in this presentation are based on currently available information and the current expectations, forecasts, and assumptions of Knowles’ management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements. Other risks and uncertainties include, but are not limited to: the occurrence of any event, change, or other circumstance giving rise to our inability to achieve some or all of the strategic and financial benefits that we expect to achieve in connection with our CMM divestiture; fluctuations in our stock's market price; fluctuations in operating results and cash flows; our ability to prevent or identify quality issues in our products or to promptly remedy any such issues that are identified; risks associated with increasing our inventories in advance of anticipated orders by customers; global economic instability, including due to inflation, rising interest rates, negative impacts caused by pandemics and public health crises, or the impacts of geopolitical uncertainties; the impact of changes to laws and regulations that affect the Company’s ability to offer products or services to customers in different regions; our ability to achieve reductions in our operating expenses; the ability to qualify our products and facilities with customers; our ability to obtain, enforce, defend or monetize our intellectual property rights; disruption caused by a cybersecurity incident, including a cyber-attack, cyber breach, theft, or other unauthorized access; increases in the costs of critical raw materials and components; availability of raw materials and components; managing new product ramps and introductions for our customers; our dependence on a limited number of large customers; our ability to maintain and expand our existing relationships with leading OEMs in order to maintain and increase our revenue; increasing competition and new entrants in the market for our products; our ability to develop new or enhanced products or technologies in a timely manner that achieve market acceptance; escalating international trade tensions, new or increased tariffs and trade wars among countries; financial risks, including risks relating to currency fluctuations, credit risks and fluctuations in the market value of the Company; a sustained decline in our stock price and market capitalization may result in the impairment of certain intangible or long-lived assets; market risk associated with fluctuations in commodity prices, particularly for various precious metals used in our manufacturing operation, changes in tax laws, changes in tax rates and exposure to additional tax liabilities; and other risks, relevant factors, and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the U.S. Securities and Exchange Commission. Knowles disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Disclaimer The financial results disclosed in this presentation include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP results included in this presentation, Knowles has presented supplemental, non-GAAP gross profit, adjusted earnings before interest and income taxes, adjusted earnings before interest and income taxes margin, adjusted earnings before interest, taxes, depreciation, and amortization; adjusted earnings before interest, taxes, depreciation, and amortization margin; non-GAAP gross profit margin, non-GAAP diluted earnings per share, non-GAAP operating expense; free cash flow; and free cash flow margin to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its executive management team focuses on non-GAAP items as key measures of Knowles’ performance for business planning purposes. These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables in the Appendix.

3 Financial measures depicted on this slide (other than net cash provided by operating activities) are for continuing operations. * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation Q 3 2 0 2 5 Y E A R -O V E R -Y E A R Third Quarter Results at the high end of guidance range • Revenue was at the high end of our guided range. • Non-GAAP Diluted EPS was at the high end of the guided range. • Cash from operating activities was at the high end of the guided range. Net Cash Provided by Operating Activities ($M) Revenue ($M) Non-GAAP Diluted EPS* ($) 142.5 152.9 3Q24 3Q25 0.27 0.33 3Q24 3Q25 +22.2% 52.8 29.1 3Q24 3Q25 -44.9%+ 7.3%

knowles
Q3 2025 SEGMENT PERFORMANCE



MedTech & Specialty Audio

- Revenue grew year over year on higher demand in specialty audio market.
- Adjusted EBITDA margins were down slightly year over year driven by unfavorable product mix.
- Adjusted EBITDA margins are expected to be in the low 40% range for full year 2025.


Revenue
($M)
63.7
64.7
+1.6%
3Q24
3Q25


Adjusted EBITDA Margin*
(%)
44.1
43.7
-40 bps
3Q24
3Q25

* For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation

4

Q3 2025 SEGMENT PERFORMANCE



Precision Devices

- Revenue was up year over year with strong demand and design wins across all of our end markets - Medtech, Defense, and Industrial.
- Adjusted EBITDA margins were up year over year driven by higher end market demand and production volumes in our ceramic capacitors and RF microwave product lines, resulting in increased factory capacity utilization. These improvements were partially offset by higher production costs and lower than expected yields associated with the ramp up of the specialty film product line.


Revenue
($M)
78.8
88.2
+11.9%
3Q24
3Q25


Adjusted EBITDA Margin*
(%)
23.7
25.7
+200
bps
3Q24
3Q25

* For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation

5

6 Q4 2025 GAAP results are expected to include approximately $0.06 per share in stock-based compensation, $0.05 per share in amortization of intangibles, and $0.01 in production transfer costs. O U T L O O K Q4 2025 Guidance GAAP Adjustments Non-GAAP Revenues from continuing operations $151 to $161 million $— $151 to $161 million Diluted earnings per share from continuing operations $0.21 to $0.25 $0.12 $0.33 to $0.37 Net cash provided by operating activities $30 to $40 million $— $30 to $40 million

7 Appendix

knowles

(continuing operations, in millions, except per share amounts)	Quarter Ended September 30, 2025	2024
Revenues	**$ 152.9**	**$ 142.5**
Gross profit	**$ 69.9**	**$ 62.9**
Gross profit margin	*45.7 %*	*44.1 %*
Stock-based compensation expense	0.3	0.3
Restructuring charges	0.2	0.1
Production transfer costs (1)	0.6	1.3
Acquisition-related costs (2)	—	0.2
Transition services credit (3)	(0.3)	—
Non-GAAP gross profit	**$ 70.7**	**$ 64.8**
Non-GAAP gross profit margin	*46.2 %*	*45.5 %*
Operating expenses	**$ 44.1**	**$ 44.2**
Stock-based compensation expense	(5.6)	(5.5)
Intangibles amortization expense	(4.0)	(4.2)
Restructuring charges	(0.1)	(0.1)
Production transfer costs (1)	—	(0.1)
Acquisition-related costs (2)	0.1	(1.1)
Transition services credit (3)	0.2	—
Other (4)	0.1	(0.3)
Non-GAAP operating expenses	**$ 34.8**	**$ 32.9**
Non-GAAP operating expenses margin	*22.8 %*	*23.1 %*
Net earnings	**$ 18.0**	**$ 9.2**
Interest expense, net	**2.3**	**3.9**
Provision for income taxes	**4.3**	**3.0**
Earnings before interest and income taxes	**24.6**	**16.1**
Earnings before interest and income taxes margin	*16.1 %*	*11.3 %*
Stock-based compensation expense	5.9	5.8
Intangibles amortization expense	4.0	4.2
Restructuring charges	0.3	0.2
Production transfer costs (1)	0.6	1.4
Acquisition-related costs (2)	(0.1)	1.3
Transition services credit (3)	(0.5)	—
Other (4)	(0.3)	1.0
Adjusted earnings before interest and income taxes	**$ 34.5**	**$ 30.0**
Adjusted earnings before interest and income taxes margin	*22.6 %*	*21.1 %*

Notes

1. Production transfer costs represent duplicate costs incurred to migrate manufacturing to existing facilities. These amounts are included in the corresponding Gross profit and Earnings from continuing operations before interest and income taxes for each period presented.
2. These expenses are related to the acquisition of Cornell Dubilier by the Precision Devices segment. These expenses include ongoing costs to facilitate integration, the amortization of fair value adjustments to inventory, and costs incurred by the Company to carry out this transaction.
3. Transition services represent amounts charged to Syntiant in connection with post-closing transition and separation costs.
4. Other expenses include non-recurring professional service fees related to the execution of various reorganization projects, and foreign currency exchange rate impacts on restructuring balances.

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

8

knowles

(continuing operations, in millions, except per share amounts)	Quarter Ended September 30, 2025	2024
Net earnings	**$ 18.0**	**$ 9.2**
Interest expense, net	**2.3**	**3.9**
Provision for income taxes	**4.3**	**3.0**
Earnings before interest and income taxes	**$ 24.6**	**$ 16.1**
Non-GAAP reconciling adjustments [5]	9.9	13.9
Depreciation expense	5.0	5.0
Adjusted earnings before interest, income taxes, depreciation, and amortization ("Adjusted EBITDA")	**$ 39.5**	**$ 35.0**
Adjusted EBITDA margin	*25.8 %*	*24.6 %*
Net earnings	**$ 18.0**	**$ 9.2**
Non-GAAP reconciling adjustments [5]	9.9	13.9
Income tax effects of non-GAAP reconciling adjustments [6]	(1.0)	(1.1)
Non-GAAP net earnings	**$ 28.9**	**$ 24.2**
Diluted earnings per share	**$ 0.21**	**$ 0.10**
Earnings per share non-GAAP reconciling adjustment [5] [6] [7]	0.12	0.17
Non-GAAP diluted earnings per share [7]	**$ 0.33**	**$ 0.27**
Diluted average shares outstanding	**87.3**	**89.7**
Non-GAAP adjustment [7] [8]	0.6	1.6
Non-GAAP diluted average shares outstanding [7] [8]	**87.9**	**91.3**

Notes

5. The non-GAAP reconciling adjustments include stock-based compensation expense, intangibles amortization expense, restructuring charges, production transfer costs, acquisition-related costs, and other expenses, partially offset by a credit to transition services.
6. Income tax effects of non-GAAP reconciling adjustments are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments.
7. In the third quarter of 2025, the Company modified its calculation method of Non-GAAP diluted average shares outstanding to exclude the potential dilution impact from performance share units ("PSUs") as these equity awards have not yet been earned. Knowles' PSUs are market-based awards and have fluctuated based on the Company's total shareholder return performance relative to the Russell 2000 during the measurement period. The calculation methodology change in Non-GAAP diluted average shares outstanding increased Non-GAAP diluted earnings per share by $0.01 for both the three months ended September 30, 2025 and 2024.
8. The number of shares used in the diluted average shares outstanding calculations on a non-GAAP basis excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method. Non-GAAP diluted average shares outstanding also excludes the impact of certain equity awards that are not yet earned.

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

9

10 H IS T O R IC A L S E G M E N T D A T A PRECISION DEVICES MEDTECH & SPECIALTY AUDIO Quarter Ended Quarter Ended September 30, June 30, March 31, December 31, September 30, September 30, June 30, March 31, December 31, September 30, (continuing operations, in millions) 2025 2025 2025 2024 2024 2025 2025 2025 2024 2024 Revenues $ 88.2 $ 78.5 $ 72.5 $ 72.8 $ 78.8 $ 64.7 $ 67.4 $ 59.7 $ 69.7 $ 63.7 Gross profit $ 35.7 $ 30.0 $ 25.3 $ 25.6 $ 29.8 $ 34.1 $ 30.4 $ 28.7 $ 35.7 $ 33.7 Gross profit margin 40.5% 38.2% 34.9% 35.2% 37.8% 52.7% 45.1% 48.1% 51.2% 52.9 % Stock-based compensation expense 0.1 0.2 0.2 0.3 0.1 0.2 0.1 0.3 0.1 0.1 Impairment charges — — — — — — 3.6 — — — Restructuring charges 0.2 — 0.3 0.5 0.1 — — 0.1 — — Production transfer costs 0.6 0.2 0.1 1.0 1.3 — — — — — Acquisition-related costs — — — 0.1 0.2 — — — — — Non-GAAP gross profit $ 36.6 $ 30.4 $ 25.9 $ 27.5 $ 31.5 $ 34.3 $ 34.1 $ 29.1 $ 35.8 $ 33.8 Non-GAAP gross profit margin 41.5% 38.7% 35.7% 37.8% 40.0% 53.0% 50.6% 48.7% 51.4% 53.1 % Research and development expenses $ 5.1 $ 5.0 $ 4.9 $ 5.0 $ 5.2 $ 5.0 $ 5.1 $ 5.1 $ 5.3 $ 5.0 Research and development expenses margin 5.8% 6.4% 6.8% 6.9% 6.6% 7.7% 7.6% 8.5% 7.6% 7.8 % Stock-based compensation expense (0.3) (0.3) (0.5) (0.2) (0.2) (0.4) (0.5) (0.6) (0.6) (0.4) Intangibles amortization expense (0.6) (0.7) (0.5) (0.6) (0.6) — — — — — Acquisition-related costs — — — (0.1) (0.1) — — — — — Non-GAAP research and development expenses $ 4.2 $ 4.0 $ 3.9 $ 4.1 $ 4.3 $ 4.6 $ 4.6 $ 4.5 $ 4.7 $ 4.6 Non-GAAP research and development expenses margin 4.8% 5.1% 5.4% 5.6% 5.5% 7.1% 6.8% 7.5% 6.7% 7.2 % Selling and administrative expenses $ 16.0 $ 16.6 $ 16.1 $ 16.2 $ 16.1 $ 4.1 $ 4.4 $ 4.2 $ 4.8 $ 3.7 Selling and administrative expenses margin 18.1% 21.1% 22.2% 22.3% 20.4% 6.3% 6.5% 7.0% 6.9% 5.8 % Stock-based compensation expense (0.7) (0.7) (0.7) (0.7) (0.4) (0.6) (0.9) (0.8) (1.0) (0.6) Intangibles amortization expense (3.4) (3.4) (3.5) (3.6) (3.6) — — — — — Production transfer costs — — (0.1) (0.2) (0.1) — — — — — Acquisition-related costs 0.1 (0.2) (0.5) (0.7) (0.9) — — — — — Non-GAAP selling and administrative expenses $ 12.0 $ 12.3 $ 11.3 $ 11.0 $ 11.1 $ 3.5 $ 3.5 $ 3.4 $ 3.8 $ 3.1 Non-GAAP selling and administrative expenses margin 13.6% 15.7% 15.6% 15.1% 14.1% 5.4% 5.2% 5.7% 5.5% 4.9 % Operating expenses $ 21.2 $ 21.6 $ 22.1 $ 21.2 $ 21.4 $ 9.1 $ 9.5 $ 9.5 $ 10.1 $ 8.7 Operating expenses margin 24.0% 27.5% 30.5% 29.1% 27.2% 14.1% 14.1% 15.9% 14.5% 13.7 % Stock-based compensation expense (1.0) (1.0) (1.2) (0.9) (0.6) (1.0) (1.4) (1.4) (1.6) (1.0) Intangibles amortization expense (4.0) (4.1) (4.0) (4.2) (4.2) — — — — — Restructuring charges (0.1) — (1.1) — (0.1) — — (0.2) — — Production transfer costs — — (0.1) (0.2) (0.1) — — — — — Acquisition-related costs 0.1 (0.2) (0.5) (0.8) (1.0) — — — — — Non-GAAP operating expenses $ 16.2 $ 16.3 $ 15.2 $ 15.1 $ 15.4 $ 8.1 $ 8.1 $ 7.9 $ 8.5 $ 7.7 Non-GAAP operating expenses margin 18.4% 20.8% 21.0% 20.7% 19.5% 12.5% 12.0% 13.2% 12.2% 12.1%

HISTORICAL SEGMENT DATA

knowles

(continuing operations, in millions)	PRECISION DEVICES Quarter Ended					MEDTECH & SPECIALTY AUDIO Quarter Ended				
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Revenues	**$ 88.2**	**$ 78.5**	**$ 72.5**	**$ 72.8**	**$ 78.8**	**$ 64.7**	**$ 67.4**	**$ 59.7**	**$ 69.7**	**$ 63.7**
Operating earnings	**$ 14.5**	**$ 8.4**	**$ 3.2**	**$ 4.4**	**$ 8.4**	**$ 25.0**	**$ 20.9**	**$ 19.2**	**$ 25.6**	**$ 25.0**
Other expense (income), net	**0.2**	**0.2**	—	**0.1**	—	—	**(0.1)**	**(0.1)**	—	—
Earnings before interest and income taxes	**$ 14.3**	**$ 8.2**	**$ 3.2**	**$ 4.3**	**$ 8.4**	**$ 25.0**	**$ 21.0**	**$ 19.3**	**$ 25.6**	**$ 25.0**
Earnings before interest and income taxes margin	*16.2%*	*10.4%*	*4.4%*	*5.9%*	*10.7%*	*38.6 %*	*31.2 %*	*32.3%*	*36.7%*	*39.2%*
Stock-based compensation expense	1.1	1.2	1.4	1.2	0.7	1.2	1.5	1.7	1.7	1.1
Intangibles amortization expense	4.0	4.1	4.0	4.2	4.2	—	—	—	—	—
Impairment charges	—	—	—	—	—	—	3.6	—	—	—
Restructuring charges	0.3	—	1.4	0.5	0.2	—	—	0.3	—	—
Production transfer costs	0.6	0.2	0.2	1.2	1.4	—	—	—	—	—
Acquisition-related costs	(0.1)	0.2	0.5	0.9	1.2	—	—	—	—	—
Adjusted earnings before interest and income taxes	**$ 20.2**	**$ 13.9**	**$ 10.7**	**$ 12.3**	**$ 16.1**	**$ 26.2**	**$ 26.1**	**$ 21.3**	**$ 27.3**	**$ 26.1**
Adjusted earnings before interest and income taxes margin	*22.9%*	*17.7%*	*14.8%*	*16.9%*	*20.4%*	*40.5 %*	*38.7 %*	*35.7%*	*39.2%*	*41.0%*
Operating earnings	**$ 14.5**	**$ 8.4**	**$ 3.2**	**$ 4.4**	**$ 8.4**	**$ 25.0**	**$ 20.9**	**$ 19.2**	**$ 25.6**	**$ 25.0**
Other expense (income), net	**0.2**	**0.2**	—	**0.1**	—	—	**(0.1)**	**(0.1)**	—	—
Earnings before interest and income taxes	**$ 14.3**	**$ 8.2**	**$ 3.2**	**$ 4.3**	**$ 8.4**	**$ 25.0**	**$ 21.0**	**$ 19.3**	**$ 25.6**	**$ 25.0**
Non-GAAP reconciling adjustments	5.9	5.7	7.5	8.0	7.7	1.2	5.1	2.0	1.7	1.1
Depreciation expense	2.5	2.4	2.5	2.6	2.6	2.1	2.2	2.1	2.3	2.0
Adjusted earnings before interest, income taxes, depreciation, and amortization ("Adjusted EBITDA")	**$ 22.7**	**$ 16.3**	**$ 13.2**	**$ 14.9**	**$ 18.7**	**$ 28.3**	**$ 28.3**	**$ 23.4**	**$ 29.6**	**$ 28.1**
Adjusted EBITDA margin	*25.7%*	*20.8%*	*18.2%*	*20.5%*	*23.7%*	*43.7 %*	*42.0 %*	*39.2%*	*42.5%*	*44.1%*

11

knowles

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

	Quarter Ended										
(continuing operations, in millions)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Net earnings (loss)	$ 18.0	$ 7.8	$ (0.4)	$ 10.4	$ 9.2	$ 4.8	$ (1.0)	$ 26.6	$ 15.2	$ 17.6	$ 6.2
Stock-based compensation expense	5.9	6.3	10.2	5.4	5.8	5.9	5.1	5.8	5.7	5.2	6.1
Intangibles amortization expense	4.0	4.1	4.0	4.2	4.2	4.2	4.4	3.2	1.5	1.4	1.4
Impairment charges	—	3.6	—	—	—	—	—	—	—	—	—
Restructuring charges	0.3	—	2.9	0.5	0.2	0.2	2.5	1.3	1.7	—	0.3
Production transfer costs	0.6	0.2	0.2	1.2	1.4	0.8	0.8	0.4	—	—	—
Acquisition-related costs	(0.1)	0.2	0.5	0.9	1.3	2.0	4.2	6.4	3.0	—	—
Transition services credit	(0.5)	(0.5)	(0.7)	—	—	—	—	—	—	—	—
Other	(0.3)	—	1.1	0.1	1.0	(0.3)	0.9	0.5	0.8	0.8	—
Non-GAAP reconciling adjustments	9.9	13.9	18.2	12.3	13.9	12.8	17.9	17.6	12.7	7.4	7.8
Income tax effects of non-GAAP reconciling adjustments	(1.0)	0.5	1.6	(1.6)	(1.1)	(0.8)	(0.1)	23.8	9.1	8.5	5.2
Non-GAAP net earnings	$ 28.9	$ 21.2	$ 16.2	$ 24.3	$ 24.2	$ 18.4	$ 17.0	$ 20.4	$ 18.8	$ 16.5	$ 8.8
Diluted earnings (loss) per share	$ 0.21	$ 0.09	$ —	$ 0.12	$ 0.10	$ 0.05	$ (0.01)	$ 0.29	$ 0.17	$ 0.19	$ 0.07
Earnings per share non-GAAP reconciling adjustment	$ 0.12	$ 0.15	$ 0.18	$ 0.15	$ 0.17	$ 0.15	$ 0.20	$ (0.07)	$ 0.03	$ (0.01)	$ 0.02
Non-GAAP diluted earnings per share [1]	$ 0.33	$ 0.24	$ 0.18	$ 0.27	$ 0.27	$ 0.20	$ 0.19	$ 0.22	$ 0.20	$ 0.18	$ 0.09
Diluted average shares outstanding	87.3	87.6	87.8	89.4	89.7	89.9	89.6	90.7	91.4	91.8	92.2
Non-GAAP adjustment [1]	0.6	1.3	1.8	1.1	1.6	2.1	2.2	1.4	1.6	1.9	1.5
Non-GAAP diluted average shares outstanding [1]	87.9	88.9	89.6	90.5	91.3	92.0	91.8	92.1	93.0	93.7	93.7

[1] In the third quarter of 2025, the Company modified its calculation method of Non-GAAP diluted average shares outstanding to exclude the potential dilution impact from performance share units ("PSUs") as these equity awards have not yet been earned. Knowles' PSUs are market-based awards and have fluctuated based on the Company's total shareholder return performance relative to the Russell 2000 during the measurement period. The calculation methodology change in Non-GAAP diluted average shares outstanding increased Non-GAAP diluted earnings per share by $0.01 in Q3 2025, $0.01 in both Q1 and Q3 2024, and $0.01 in Q2 2023.

12

13 Quarter Ended September 30, June 30, March 31, December 31, Trailing 12-months(continuing operations, in millions) 2025 2025 2025 2024 Net earnings (loss) $ 18.0 $ 7.8 $ (0.4) $ 10.4 $ 35.8 Interest expense, net 2.3 2.5 2.7 3.4 10.9 Provision for income taxes 4.3 3.5 1.2 3.3 12.3 Earnings before interest and income taxes 24.6 13.8 3.5 17.1 59.0 Stock-based compensation expense 5.9 6.3 10.2 5.4 27.8 Intangibles amortization expense 4.0 4.1 4.0 4.2 16.3 Impairment charges — 3.6 — — 3.6 Restructuring charges 0.3 — 2.9 0.5 3.7 Production transfer costs 0.6 0.2 0.2 1.2 2.2 Acquisition-related costs (0.1) 0.2 0.5 0.9 1.5 Transition services credit (0.5) (0.5) (0.7) — (1.7) Other (0.3) — 1.1 0.1 0.9 Non-GAAP reconciling adjustments 9.9 13.9 18.2 12.3 54.3 Depreciation expense 5.0 5.0 5.0 5.3 20.3 Adjusted earnings before interest, income taxes, depreciation, and amortization ("Adjusted EBITDA") $ 39.5 $ 32.7 $ 26.7 $ 34.7 $ 133.6 R E C O N C IL IA T IO N O F N E T E A R N IN G S T O A D JU S T E D E B IT D A

14 R E C O N C IL IA T IO N O F N E T D E B T (in millions) September 30, 2025 Current maturities of long-term debt $ 72.3 Long-term debt 104.0 Total debt 176.3 Less: Cash and cash equivalents (92.5) Net debt $ 83.8 Net debt $ 83.8 Trailing 12 Month Adjusted EBITDA $ 133.6 Net debt leverage ratio 0.6 x

Thank you.